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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated Feb-ruary 9, 1999 included in International Paper Company's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Reg-istration Statement.

                                          Arthur Andersen LLP

New York, New York
August 12, 1999